Exhibit 99.02

Eva L. Feldman, M.D., Ph.D. Stephen Goutman M.D. Parag Patil M.D., Ph.D University of Michigan Jon Glass M.D. and Nicholas Boulis MD, Emory Merit Cudkowicz M.D. and Nazem Atassi M.D, Harvard Phase 2 Trial Results: (Phase II NSI - 566/ALS) Funding: Neuralstem Inc with Karl Johe Ph.D. , ALSA and NINDS

Overview of Phase 1 & 2 FDA Clinical Trials • FDA Phase 1&2 trials • 30 patients with ALS • Risk escalation • Progressively less affected patients in groups of 3 • Initial unilateral injections to bilateral injections of neural stem cells Phase 1: January 2010 - May 2013 Phase 2: October 2013 - July 2014

Trials Use Neural Spinal Stem Cells Developed and provided by Neuralstem, Inc

A1: ½ million c ells A2: 1 million cells A1/A2 L2 L3 L4 C3 C4 C5 L2 L3 L4 1 million cells ½ million cells ½ million cells 1.5 million cells B C D E Phase 1 Trial Design Slide compliments of J . Glass MD C3 C4 C5 L2 L3 L4 L2 L3 L4

MRI Measurements and Cannula Selection Cannula 3 - 5 mm 5 mm 3 - 5 mm

Stem Cell Injections

2 million cells A 4 million cells B 6 million cells C 8 million cells D C3 C4 C5 C3 C4 C5 16 million cells E L2 L3 L4 Phase 2 Design Slide compliments of J . Glass MD

Demographics: Phase 1 and 2 Trial and Published Patient Cohorts Group (n) Mean age in Years (std. dev.) Mean disease duration in months (std. dev.) % Male Phase 1+2 (24) 48.7 (10.0) 11.0 (7.6) 79.2 Phase 2 (15) 48.1 (10.4) 15.5 (5.5) 80.0 CEF (172) 54.8 (10.3) 18.6 (8.0) 58.0 ProACT (552) 55.5 (11.7) 20.6 (11.0) 64.0 Phase 1 results : Feldman EL et al Annals of Neurology 75:363 - 73, 2014

Adverse Events Related to Specific Trial Interventions in Phase 2 Causality: site PI assessment of possibly, probably or definitely related Adverse Events Serious Adverse Events Surgery 98 total / 38% 1 total / 8% Device 9 total / 3% None HSSC 14 total / 5% 1 total / 8% IM Drug 37 total / 14% 3 total / 25% Percentages do not add up to 100 because AEs may be related to some degree to more than a single variable

0 200 400 10 20 30 40 50 ALSFRS-r Days Elaspsed from 1st Surgery 304 307 309 311 312 314 301 302 305 306 308 310 313 315 303 ALSFRS - R Scores Before and After Surgery: Phase 2

Confidence Limit Analyses of Subjects Compared to ALS Historical Databases • Individual slope estimates from subjects compared to the 95 % CL of the mean slope from a historical database. • Numbers in ( ) are the % of subjects falling below/ within/above the CL for estimates at 270 days after intervention.

Confidence Limit Analyses: ALSFRS - R 14 (58%) 10 (42%) 7 (47%) 8 (53%) 11 (73%) 2 (13%) 2 (13%) 19 (79%) 3 (13%) 2 (8%)

Confidence Limit Analyses: Grip strength 16 (67%) 8 (33%) 9 (60%) 6 (40%)

Preserved FVC Correlates with ALSFRSr in Phase 2 Subjects ALSFRSr FVC Seat FVC Supine HHD Upper HHD Lower GSTLeft GST Right GST Merged ALSFRSr 1.00 0.60 0.32 0.30 0.46 0.42 0.54 0.50 FVC_Seat 0.60 1.00 0.73 0.20 0.35 0.31 0.29 0.31 FVC_Supine 0.32 0.73 1.00 - 0.32 - 0.22 0.18 0.09 0.17 HHD_Upper 0.30 0.20 - 0.32 1.00 0.58 0.41 0.42 0.41 HHD_Lower 0.46 0.35 - 0.22 0.58 1.00 0.11 0.18 0.10 GST_Left 0.42 0.31 0.18 0.41 0.11 1.00 0.79 0.95 GST_Right 0.54 0.29 0.09 0.42 0.18 0.79 1.00 0.94 GST_Merged 0.50 0.31 0.17 0.41 0.10 0.95 0.94 1.00

Summary of Phase 1 and 2 Results • 30 ALS subjects have been entered into the two trials • Intraspinal stem cell transplantation in the lumbar and cervical cord is safe • Subjects did well with up to 10 bilateral cervical and 10 bilateral lumbar injections, each with 4 X 10 5 stem cells, for a total of 16 million cells • Greater than 70% of the subjects has an ALSFRS - r that compared favorably to the largest historical data set: ProACT • FVC correlated strongly with ALSFRSr in Phase 2 subjects

Summary of Phase 1 and 2: the Way Forward • Patients are continuing to be followed • The next trial is currently being planned and will include more surgical sites and larger subject numbers • ALS clinicians and patients can find the most up to date information on the U of M ALS Clinic website www. umich - als .org • A special thank you to the participants and their families